================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------


        Date of Report (Date of earliest event reported) October 23, 2000

--------------------------------------------------------------------------------

                               THE OXBOW FUND, LLC
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------


New Jersey                          000-29945                         22-3679009
(State or other juris-        (Commission File Number)             (IRS Employer
diction of incorporation)                                    Identification No.)

223 Wanaque Avenue,
Pompton Lakes, New Jersey                                                  07442
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (973) 831-8020


================================================================================

Item 4. Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountants.

     (i) On October 23, Moss Adams LLP ("Former Accountant") resigned as The Oxbow Fund, LLC's (the "Registrant") independent public accountant.

     (ii) No reports of the Former Accountant on the financial statements of the Registrant contained an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) Not applicable.

     (iv) In connection with the only previous audit and interim reviews performed by the Former Accountant, there have been no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on the financial statements for the periods covered by the audit and reviews.

     (v) The Registrant requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter shall be filed as an amendment to this Form 8-K within two days of its receipt by the Registrant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE OXBOW FUND, LLC


Date:  October 30, 2000              By:    /s/ Daniel D. Dyer
                                          --------------------------------------
                                     Name:  Daniel D. Dyer
                                     Title: Chairman and Chief Executive Officer


                                      -2-